UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 7, 2007


                          ARC Wireless Solutions, Inc.
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             (Exact name of registrant as specified in its charter)

                                      Utah
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                 (State or Other Jurisdiction of Incorporation)

        000-18122                                        87-0454148
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(Commission File Number)                    (IRS Employer Identification Number)


                             10601 West 48th Avenue
                        Wheat Ridge, Colorado 80033-2285
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           (Address of principal executive offices including zip code)

                                 (303) 421-4063
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              (Registrant's telephone number, including area code)

                                       N/A
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                 (Former address, if changed since last report)




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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Effective November 1, 2007, Mr. Steven C. Olson, was appointed President of ARC Wireless Solutions, Inc. ("the Company") Wireless Communications Solutions Division. Mr. Olson is also Chief Technology Officer of the Company's Wireless Communications Solutions Division.

     Also Effective November 1, 2007, Mr. Richard A. Anderson was appointed the Executive Vice President of the Company.

(d) Effective November 1, 2007, the Company entered into a two year employment agreement with Mr. Monty R. Lamirato as the Company's Chief Financial Officer, which he has served since June 2001. The agreement provides for annual compensation of $165,000 in the first year and $175,000 in the second year. The agreement provides, in the event of a not-for-cause termination, for Mr. Lamirato to receive payments of his then current salary for a period of nine months. If the termination occurs after a change in control then Mr. Lamirato shall receive payments of his then current annual salary equal to the greater of (a) salary for the remaining portion of the Term; and (b) one month's salary for each completed year of employment of Employee by the Company.


     Effective November 1, 2007, the Company entered into a three year employment agreement with Mr. Richard A. Anderson, as the Company's Executive Vice President. Mr. Anderson has been with the Company since 1994. The agreement provides for annual compensation of $125,000. The agreement provides, in the event of a not-for-cause termination, for Mr. Anderson to receive payments of his then current salary for a period of fifteen months. If the termination occurs after a change in control then Mr. Anderson shall receive payments of his then current annual salary for a period of one year.

     Effective November 1, 2007, the Company entered into a three year employment agreement with Mr. Steven C. Olson, as President and Chief Technology Officer of the Company's Wireless Communications Solutions Division. Mr. Olson has been with the Company since 2001. The agreement provides for annual base compensation of $200,000 in 2007 increasing annually to $245,000 in 2011. Mr. Olson shall also be entitled to bonuses ranging from $5,000 to $100,000 annually contingent upon the Wireless Communications Solutions Division achieving certain net income targets. The agreement provides, in the event of a not-for-cause termination, for Mr. Olson to receive payments of his then current salary for a period of one year.

The above description of the terms of the employment agreements are qualified in their entirety by reference to the full text of the agreements, copies of which are filed as exhibits to this Form 8-K.


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ITEM 9.01. Financial Statements and Exhibits

Exhibit Number    Exhibit Title
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10.1              Employment Agreement with Mr. Monty R. Lamirato

10.2              Employment Agreement with Mr. Richard A. Anderson

10.3              Employment Agreement with Steven C. Olson

99                Press Release dated November 7, 2007


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ARC WIRELESS SOLUTIONS, INC.


Date: November 7, 2007                      By:  /s/  Monty R. Lamirato
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                                                      Monty R. Lamirato
                                                      Chief Financial Officer